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                                                                   EXHIBIT 10.23

                           ASSUMPTION OF DEED OF TRUST
                           AND MODIFICATION AGREEMENT


      THIS ASSUMPTION OF DEED OF TRUST AND MODIFICATION AGREEMENT (this "Agreement") is made as of July 12, 2002 by and between THE ARISTOTLE CORPORATION, a Delaware corporation ("Trustor"), successor-by-merger to NASCO INTERNATIONAL, INC., a Wisconsin corporation ("Nasco"), and BANK OF AMERICA, N.A., as administrative agent for the Lenders ("Agent"), with respect to the following Recitals:

                                R E C I T A L S:

      A. Nasco has previously executed and delivered for the benefit of Agent that certain Second Amended and Restated Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated August 21, 2001 (the "Security Instrument") and recorded on August 31, 2001 as Document No. 2001-0103604-00 in the Official Records of Stanislaus County, California (the "Official Records") which encumbers the Land described therein and described on EXHIBIT A attached hereto. All initially-capitalized terms not defined herein shall have their meaning as set forth in the Security Instrument.

      B. The Security Instrument secures, among other things, Nasco's obligations under the Credit Agreements.

      C. Nasco and Agent have entered into (i) that certain First Amendment to Amended and Restated Credit Agreement (Five Year) and Consent dated June 17, 2002 and (ii) that certain Second Amendment to Amended and Restated Credit Agreement (364 Days) and Consent dated June 17, 2002 (collectively, the "Credit Agreement Amendments"). Pursuant to the Credit Agreement Amendments, Agent has, among other things, conditionally consented to Nasco's merging into Trustor (the "Merger"). Pursuant to the Credit Agreement Amendments, among other things, Trustor is executing an Assumption Agreement whereby Trustor is assuming all of Nasco's obligations under the Loan Documents.

      D. Pursuant to the Credit Agreement Amendments, among other things, Agent has required Trustor to enter into this Agreement.

            NOW THEREFORE, in consideration of the foregoing Recitals, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1.    ASSUMPTION

            Trustor acknowledges that it has acquired or will acquire concurrently herewith the fee simple interest of Nasco in and to the Land and hereby accepts and assumes the obligations and duties of Nasco in, to and under the Security Instrument, whether occurring before or after the date of this Agreement. Trustor acknowledges and agrees that it holds or will hold fee simple title to the Land, together with all rights and interests appurtenant thereto, subject to the provisions of

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      this Agreement and the charge and lien of the Security Instrument and that it shall be bound by all of the terms, conditions and covenants contained therein and herein.

      2.    MODIFICATION OF SECURITY INSTRUMENT

            The Security Instrument is hereby modified to (i) reflect the assignment and assumption set forth in this Agreement, (ii) provide that all references to the Credit Agreements, the Credit Agreement (Five Year) and the Credit Agreement (364 Days) in the Security Instrument shall mean, respectively, the Credit Agreements, the Credit Agreement (Five Year) and the Credit Agreement (364 Days) as amended as of the date hereof, including by the Credit Agreement Amendments, and as the same may be further modified in the future, (iii) provide that all of the obligations under the Loan Documents as modified by this Agreement are the obligations of Trustor as if Trustor is named therein, and (iv) reflect that the Credit Agreement Amendments and this Agreement constitute Loan Documents.

      3.    TITLE ENDORSEMENT

            Concurrently with the recording of this Agreement, Trustor shall cause to be delivered to Agent at Trustor's sole cost and expense a CLTA
      110.5 endorsement, in form and substance acceptable to Agent in its sole and absolute discretion, to Agent's existing title policy relating to the Security Instrument.

      4.    GOVERNING LAW

            This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

      5.    COUNTERPARTS

            This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document, which may be recorded.






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      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                TRUSTOR:

                                THE ARISTOTLE CORPORATION,
                                a Delaware corporation (successor-by-merger to Nasco International Inc., a Wisconsin corporation)


                                By: /s/ Steven B. Lapin
                                    --------------------
                                     Its: President and Chief Operating Officer
                                          -------------------------------------

                                AGENT:

                                BANK OF AMERICA, N.A., as Agent for the Lenders


                                By: /s/ David Johanson
                                    -------------------
                                     Its: Vice President
                                          --------------





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                                                                       [TRUSTOR]

STATE OF _______________   )
                           )       SS
COUNTY OF ___________      )


      On _____________________ before me, _________________ personally appeared
_________________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures(s) on the instrument the persons(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                   Witness my hand and official seal.


                                   ---------------------------------------------
                                   Signature of Notary

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                                                                         [AGENT]


STATE OF ____________      )
                           )       SS
COUNTY OF ___________      )


      On _____________________ before me, _________________ personally appeared
_________________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures(s) on the instrument the persons(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                   Witness my hand and official seal.


                                   ---------------------------------------------
                                   Signature of Notary









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